UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

FRANCHISE HOLDINGS INTERNATIONAL, INC.

(Name of Registrant As Specified In Its Charter)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

FRANCHISE HOLDINGS INTERNATIONAL, INC.

414-3120 Rutherford Road

Vaughan, ONT L4K 0B2

Canada

INFORMATION STATEMENT

(Definitive)

May 1, 2020

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.001 per share (the “Common Stock”), of Franchise Holdings International, Inc., a Nevada Corporation (the “Company”), to notify such Stockholders that on or about April 21, 2020, the Company received written consents in lieu of a meeting of Stockholders from holders of approximately 83% of voting securities of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the Company’s Board of Directors to approve the following:

(1) to increase the total authorized shares of the Company for increasing the authorized preferred shares of the Company by 100,000 (the “Increase”).

(2) to designate such shares of preferred stock as Series B Preferred Stock with the following rights and designations: (i) par value of $0.0001 per share, (ii) 10,000 to 1 voting rights, (iii) no conversion rights, and (iv) no redemption rights (collectively, the “Designation”).

(3) to change the name of the Company to Worksport Ltd. (the “Name Change”).

On April 20, 2020, the Board of Directors of the Company approved the Increase, the Designation, and the Name Change, subject to Stockholder approval. The Majority Stockholders approved the Increase, the Designation, and the Name Change by written consent in lieu of a meeting on April 20, 2020. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments. The Increase and the Designation will become effective when we file the Certificate of Amendment with the Secretary of State of the State of Nevada after this Information Statement is effective. The Name Change will become effective following approval by FINRA.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Date: May 1, 2020	For the Board of Directors of

Franchise Holdings International, Inc.

	By:	/s/ Steven Rossi
Steven Rossi
Director & Chief Executive Officer

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RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the “Board”) believes that the stockholders of the Company will benefit from the Increase and the Designation because it will allow for potential new investment from outside investors which will allow the Company to further grow its business. The Board believes that the stockholders of the Company will benefit from the Name Change as it more closely aligns with the operations and direction of the Company.

ACTION TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

ACTION I INCREASE

INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR PREFERRED STOCK

GENERAL

The Board approved a resolution to increase the authorized shares of the authorized preferred shares of the Company by 100,000 (the “Preferred Stock”).

PLEASE NOTE THAT THE INCREASE WILL HAVE THE EFFECT OF CREATING B SERIES OF PREFERRED STOCK THAT THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS.

PURPOSE AND MATERIAL EFFECTS OF THE INCREASE

The Board of Directors has taken this action to attract investors to our growing business to further advance our business plan and enhance shareholder value.

We believe that the Increase may improve the ability of the Company to use equity to raise the capital necessary to take our business to the next level and that could help generate interest in the Company among investors and other business opportunities. However, the effect of the Increase upon the market price for our common stock (the “Common Stock”) cannot be predicted, and the history of similar authorized stock increases for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Increase will rise or fall. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares authorized.

The Increase will not affect the par value of our Common Stock. As a result, on the effective date of the Increase, the stated capital on our balance sheet attributable to our Common Stock will remain the same. The per share net income or loss and net book value of our Common Stock will remain the same.

The Increase will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Preferred Stock when issued pursuant to the Increase will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Anti-Takeover Effects of the Increase

THE OVERALL EFFECT OF THE INCREASE MAY BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER.

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The Increase in our authorized shares could potentially be used by management to thwart a take-over attempt. The over-all effects of this proposal might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management. The proposal could make the accomplishment of a merger or similar transaction more difficult, even if, it is beneficial to shareholders. Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise. It was done as a way to attract potential investors in order to enhance shareholder value.

Neither the Company’s charter nor its by-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

As discussed above, the Increase was the subject of a majority vote by the Board of Directors approving the Increase. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes an Increase.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE NEWLY AVAILABLE SHARES OF PREFERRED STOCK

The main purpose of completing this Increase is to attract potential investors in order to further advance our business and enhance shareholder value.

SUMMARY OF INCREASE

Below is a brief summary of the Increase:

The authorized Preferred Stock shall be increased from 1,000,000 to 1,100,000. This will not change the issued and outstanding 49,006,796 shares of Common Stock, as of April 20, 2020.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting power of the Company.

ACTION II DESIGNATION

DESIGNATE THE NEW PREFERRED STOCK AS SERIES B PREFERRED STOCK WITH THE FOLLOWING RIGHTS AND DESIGNATIONS: (i) PAR VALUE OF $0.0001 PER SHARE, (ii) 10,000 to 1 VOTING RIGHTS, (iii) NO CONVERSION RIGHTS, AND (iv) NO REDEMPTION RIGHTS.

GENERAL

The Board approved a resolution to designate the shares of Preferred Stock as Series B Preferred Stock with the following rights and designations: (i) par value of $0.0001 per share, (ii) 10,000 to 1 voting rights, (iii) no conversion rights, and (iv) no redemption rights.

PLEASE NOTE THAT THE DESIGNATION WILL HAVE THE EFFECT OF CREATING THE RIGHTS OF THE SERIES B PREFERRED STOCK.

PURPOSE AND MATERIAL EFFECTS OF THE DESIGNATION

The Board of Directors has taken this action to attract investors to our growing business to further advance our business plan and enhance shareholder value.

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We believe that the Designation may create rights of a new class of the Preferred Stock that will improve the ability of the Company to use equity to raise the capital necessary to take our business to the next level and that could help generate interest in the Company among investors and other business opportunities. However, the effect of the Designation upon the market price for our common stock (the “Common Stock”) cannot be predicted, and the history of similar actions for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Designation will rise or fall. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares authorized.

The Designation will not affect the par value of our Common Stock. As a result, on the effective date of the Designation, the stated capital on our balance sheet attributable to our Common Stock will remain the same. The per share net income or loss and net book value of our Common Stock will remain the same.

The Designation will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Preferred Stock when issued pursuant to the Designation will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Anti-Takeover Effects of the Designation

THE OVERALL EFFECT OF THE DESIGNATION MAY BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER.

The Designation in our authorized shares could potentially be used by management to thwart a take-over attempt. The over-all effects of this proposal might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management. The proposal could make the accomplishment of a merger or similar transaction more difficult, even if, it is beneficial to shareholders. Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise. It was done as a way to attract potential investors in order to enhance shareholder value.

Neither the Company’s charter nor its by-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

As discussed above, the Designation was the subject of a majority vote by the Board of Directors approving the Designation. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a Designation.

PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE NEWLY AVAILABLE SHARES OF PREFERRED STOCK

The main purpose of completing this Designation is to attract potential investors in order to further advance our business and enhance shareholder value.

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SUMMARY OF DESIGNATION

Below is a brief summary of the Designation:

The authorized Preferred Stock shall be granted following rights and designations: (i) par value of $0.001 per share, (ii) no voting rights, (iii) no conversion rights, and (iv) no redemption rights. This will not change the issued and outstanding 49,006,796 shares of Common Stock, as of April 20, 2020.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting power of the Company.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on April 20, 2020, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Increase will not be filed with the Secretary of State of the State of Nevada or become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about May 1, 2020 to all Stockholders of record as of the Record Date.

ACTION III NAME CHANGE

CHANGE THE NAME OF THE COMPANY TO WORKSPORT LTD.

GENERAL

The Board approved a resolution to Worksport Ltd. (the “Name Change”).

PURPOSE AND MATERIAL EFFECTS OF THE INCREASE

The Board of Directors has taken this action to more closely align the Company name with the operations and direction of the Company.

We believe that the Name Change will improve the name recognition of the Company in relation to its products.

The Name Change will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered.

This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise. It was done as a way to broaden the scope of its name recognition and enhance shareholder value.

As discussed above, the Name Change was the subject of a majority vote by the Board of Directors approving the Name Change. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a Name Change.

The main purpose of completing this Increase is to attract potential investors in order to further advance our business and enhance shareholder value.

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SUMMARY OF INCREASE

Below is a brief summary of the Name Change:

The name of the Company shall be amended to Worksport Ltd.

This action has been approved by the Board and the written consents of the holder of the majority of the outstanding voting power of the Company.

Amended Certificate of Incorporation

On the date that is twenty (20) days following the mailing of this Information Statement, the Board of Directors shall have the Company’s Amendment to the Certificate of Incorporation filed with the State of Nevada in order to effect the Increase in authorized shares.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1. Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

2. Quarterly Report on Form 10-Q for the quarter ended June 30, 2019;

3. Quarterly Report on Form 10-Q for the quarter ended March 30, 2019; and

4. Annual Report on Form 10-K for the year ended December 31, 2018.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of (i) 300,000,000 shares of Common Stock, par value $0.0001 per share, of which 49,006,796 shares are outstanding as of April 20, 2020, and (ii) 1,000,000 shares of Series A Preferred Stock, par value $0.0001 per share, of which 1,000 shares are outstanding as of April 20, 2020.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s Common Stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owner	Number of Common Shares Owned	Percent of Class
Steven Rossi (1)	15,500,000	32%
414-3120 Rutherford Rd Vaughan, Ontario, Canada L4K 0B1

Michael Johnston	0	0%
414-3120 Rutherford Rd Vaughan, Ontario, Canada L4K 0B1

Paul Haber	0	0%
414-3120 Rutherford Rd Vaughan, Ontario, Canada L4K 0B1

Lorenzo Rossi	0	0%
414-3120 Rutherford Rd Vaughan, Ontario, Canada L4K 0B1

Craig Loverock	0	0%
414-3120 Rutherford Rd Vaughan, Ontario, Canada L4K 0B1

All officers and directors as a group	15,500,000	32%

(1) Steven Rossi also holds 1,000 shares of Series A Preferred Stock which vote 51% of the voting shares of the Company.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s articles of incorporation consistent with above, or By-Laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE OF INCREASE

Pursuant to Rule 14c-2 under the Exchange Act, the Increase shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the Increase and the Designation contemplated hereby will be effected on or about the close of business on May 25, 2020 and the Name Change will be effected on or about the close of business on May 29, 2020.

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: May 1, 2020

By Order of the Board of Directors

/s/ Steven Rossi
Steven Rossi
Director & Chief Executive Officer

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